CITIZENS SOUTH
BANKING CORPORATION

Sandler O'Neill + Partners, L.P.
East Coast Financial Services Conference
November 2011
NASDAQ: CSBC

Forward Looking Statements

CITIZENS SOUTH
BANKING CORPORATION

This presentation contains certain forward-looking statements with respect to the Company's financial condition, results of operations and business of the Company. These statements are based on assumptions and estimates with respect to future business strategies and decisions that are subject to change based on changes in the economic and competitive environment in which we operate. Such forward- looking statements can be identified by the use of words such as "may," "would," "could," "will," "expect," "believe," "estimate," "intend," and "plan," as well as similar expressions. Such statements are based on our current beliefs and expectations and are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond our control. A number of factors could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. Factors that could cause such a difference include, but are not limited to, 1) the timing and amount of revenues that may be recognized by the Company, 2) changes in local or national economic trends, 3) increased competition among depository and financial institutions, 4) continuation of current revenue and expense trends (including trends affecting charge-offs and provisions for loan losses), 5) changes in interest rates and the shape of the yield curve, and 6) adverse legal, regulatory or accounting changes and other risk factors described under Item 1A. "Risk Factors" of the Company's 2010 Annual Report on Form 10-K and other filings made with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made and the Company is under no duty to update these forward-looking statements.

Overview of Presentation

CITIZENS SOUTH BANKING CORPORATION

- **Introduction**
  - Corporate Profile
  - Charlotte Market Data
  - Management Team
- **Financial Performance**
  - Financial Condition
  - Financial Performance Trends
  - Asset Quality Trends
- **Franchise Data**
  - Geographic Footprint
  - FDIC-Assisted Acquisitions
- **2011-2012 Outlook**
  - Long-Term Objectives
  - Future Opportunities

Corporate Profile

CITIZENS SOUTH
BANKING CORPORATION

- A $1.1 Billion community bank with 21 offices located in NC, SC, and GA
- Largest community bank headquartered in the Charlotte MSA
- Founded in 1904
- Converted from a mutual form of ownership in 1998
- Four acquisitions since 2001
- Two FDIC-assisted transactions in the past two years
- Repaid $20.5 Million TARP with $20.5 Million SBLF investment

Market Area 2011

CITIZENS SOUTH BANKING CORPORATION



Asheville
Charlotte
Greenville
Atlanta
77
85
75
20
CSBC Headquarters
Current Locations

Charlotte Market Data

CITIZENS SOUTH
BANKING CORPORATION

•Nine Fortune 500 companies are headquartered in Charlotte.(1)

Name	Revenue	Rank
Bank of America (Banking)	$134.2 billion	9
Lowe's (Retail)	$48.8 billion	50
Nucor (Metals)	$15.8 billion	157
Duke Energy (Utilities)	$14.3 billion	173
Family Dollar (Retail)	$7.9 billion	302
Sonic Automotive (Automotive Retailing)	$6.9 billion	339
Domtar (Forest and Paper Products)	$5.9 billion	427
SPX (Electronics)	$4.9 billion	460
Ruddick (Food & Drug Stores)	$4.4 billion	498

• Housing price trends in the Charlotte market compare favorably with national housing price trends.(2)

• Increasing business diversification is a source of strength.
  - NASCAR
  - Energy
  - Technology

(1) Charlotte Chamber of Commerce
(2) Case-Shiller home-price index, August 2011

Management Team

Name	Education	Years in Banking	Years with CSBC	Primary Prior Service
Kim S. Price, 55 President, Chief Executive Officer	B.S.B.A., Appalachian State Graduate School of Banking, LSU	28	14	First National Bank of Shelby
Dan M. Boyd, 50 EVP, Chief Operating Officer	B.S.B.A., Wake Forest University	27	8	Wachovia Bank
Gary F. Hoskins, 48 EVP, Chief Financial Officer	B.S., University of Montevallo	25	14	OTS / FHLB
Ken A. Icenhour, 59 EVP, Chief Risk Officer	B.A., UNC Chapel Hill M.B.A., UNC Chapel Hill	28	1	Suntrust Bank
Tony Stancil, 48 SVP, North Georgia Market President	B.B.A., University of Georgia	26	1	Regions Bank
Don Flowe, 46 SVP, Commercial Banking Group Manager	B.S.B.A., UNC Charlotte M.B.A., Duke University	18	6	South Trust Bank
Frank Ix, 59 SVP, Chief Credit Officer	B.S., Boston College M.B.A., University of Virginia	36	<1	Wachovia Bank
Steve Huffstetler, 55 SVP, Mortgage Banking Group Manager	B.S.B.A., Belmont Abbey College Graduate School of Banking, LSU	31	14	First Union National Bank
Kim Cooke, 43 SVP, Chief Information Officer	B.S., Gardner Webb University M.B.A., Gardner Webb University	22	8	First Gaston Bank
Pat Kahle, 52 SVP, Retail Banking Group Manager	A.S., Pearl River College	22	7	Wachovia Bank
	Average:	26	8	

CITIZENS SOUTH
BANKING CORPORATION

Financial Performance

Stock Information

CITIZENS SOUTH
BANKING CORPORATION

September 30, 2011

NASDAQ Global Market		CSBC
Stock Price	$	4.15
Tangible Book Value	$	6.31
Price to Tangible Book Value		65.77%
Dividend Yield		0.96%
Sandler O'Neill Rating		Hold
Sandler O'Neill 12-Month Target	$	4.25

Select Balance Sheet Data (000's)

CITIZENS SOUTH BANKING CORPORATION

September 30, 2011

Total assets	$1,098,974
Non-covered loans	582,065
Gross loans	751,005
Total deposits	888,580
Common equity	74,048
Preferred Stock (SBLF)	20,734
Total equity	94,782

Financial Performance Trends

CITIZENS SOUTH
BANKING CORPORATION



Revenue and Pre-Tax / Pre-Credit Cost Earnings (000's)*
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$9,783
$3,023
$9,739
$2,885
$9,253
$2,638
$10,398
$3,902
$10,579
$3,545
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Revenue
PT/PCC Earnings

*Pre-Tax/Pre-Credit Cost Earnings excludes nonoperating items, amortization of intangible assets, OREO expense, and other OREO valuation adjustments.

Financial Performance Trends

CITIZENS SOUTH BANKING CORPORATION


Net Interest Margin
6.00%
4.00%
2.00%
0.00%
4.91%
4.68%
4.62%
4.95%
4.84%
3.42%
3.25%
3.42%
3.78%
3.76%
1.66%
1.51%
1.32%
1.23%
1.11%
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
YOA
COF
NIM


Net Interest Income
$12,500
$10,000
$7,500
$5,000
$2,500
$-
$11,675
$11,055
$10,457
$11,488
$11,308
$7,806
$7,574
$7,532
$8,593
$8,692
$3,790
$3,411
$2,855
$2,826
$2,554
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Interest Income (Taxable Equivalent)
Interest Expense
Net Int. Income

Capital Strength

CITIZENS SOUTH BANKING CORPORATION



Tangible Common Equity Ratio
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.74%
6.69%
6.73%
6.49%
6.61%
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11



Total Risk-Based Capital Ratio
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
16.83%
16.80%
16.70%
17.29%
17.32%
10.00%
10.00%
10.00%
10.00%
10.00%
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Total RBC
Well-Capitalized Threshold



Tier 1 Risk-Based Capital Ratio
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
15.58%
15.54%
15.44%
16.03%
16.06%
6.00%
6.00%
6.00%
6.00%
6.00%
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Tier 1 RBC
Well-Capitalized Threshold



Tier 1 Leverage Capital Ratio
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
9.58%
9.74%
9.89%
9.42%
9.53%
5.00%
5.00%
5.00%
5.00%
5.00%
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Tier 1 Leverage
Well-Capitalized Threshold

Non-Covered Loan Portfolio Composition (000's)

CITIZENS SOUTH
BANKING CORPORATION



Other Consumer 2.29%
1-4 Residential 19.81%
HELOC 16.61%
Construction 3.37%
C&I 7.03%
Commercial Land 5.07%
Residential A&D 3.58%
Other CRE 22.87%
Owner Occupied CRE 16.13%
Multifamily 3.23%

September 30, 2011

1-4 Residential	$ 115,313	19.81%
Construction	19,631	3.37%
Commercial Land	29,534	5.07%
Residential A&D	20,861	3.58%
Multifamily	18,810	3.23%
Owner Occupied CRE	93,882	16.13%
Other CRE	133,098	22.87%
C&I	40,918	7.03%
HELOC	96,697	16.61%
Other Consumer	13,321	2.29%

Total: $ 582,065

Deposit Composition (000's)


DDA
9.84%
NOW
21.87%
MMDA
17.86%
Savings
2.26%
Time
<$100,000
23.85%
Time
>$100,000
24.32%

September 30, 2011

DDA	$	87,413	9.84%
NOW		194,323	21.87%
MMDA		158,685	17.86%
Savings		20,124	2.26%
Time <$100,000		211,916	23.85%
Time >$100,000		216,119	24.32%
Total:	**$**	**888,580**	

Asset Quality Trends(1)

CITIZENS SOUTH BANKING CORPORATION



NCOs / ALLL Balance (000's)
$15,000
$10,000
$5,000
$-
$10,752
$11,924
$12,006
$12,742
$12,956
$2,044
$3,828
$2,918
$964
$1,136
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
NCOs
ALLL Balance (Quarter End)



NCOs / Quarterly Provision
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.81%
2.02%
2.05%
2.22%
2.23%
$5,000
$3,828
$3,000
$2,918
$3,000
$2,044
$1,700
$1,350
$964
$1,136
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
NCOs
Provision for Loan Losses(Period)
ALLL / Total Loans



NCOs / Avg. Loans
4.00%
3.00%
2.00%
1.00%
0.00%
1.36%
2.59%
1.99%
0.66%
0.79%
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11



NPAs / Total Assets
4.00%
3.00%
2.00%
1.00%
0.00%
2.61%
2.26%
3.15%
2.99%
2.61%
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11

(1) All ratios on this slide are based upon loans and OREO which are not covered by FDIC Loss-Sharing Agreements.

Franchise Data

Deposit Market Share

CITIZENS SOUTH
BANKING CORPORATION

NC/SC Counties with a CSB Office 2011 Deposit Share

(in thousands)

	Financial Institution	June 30, 2011 Deposits	Market %
1	BANK OF AMERICA NA	$128,181,736	79.05%
2	WELLS FARGO BANK NA	$18,257,562	11.26%
3	BRANCH BANKING&TRUST CO	$4,253,930	2.62%
4	FIFTH THIRD BANK	$1,194,344	0.74%
5	SUNTRUST BANK	$1,155,933	0.71%
6	FIRST-CITIZENS BANK&TRUST CO	$1,127,362	0.70%
7	RBC BANK USA	$1,060,214	0.65%
8	YADKIN VALLEY BANK&TRUST CO	$708,252	0.44%
9	**CITIZENS SOUTH BANK**	**$618,725**	**0.38%**
10	SCBT NATIONAL ASSN	$496,393	0.31%
11	FIRST TRUST BANK	$401,121	0.25%
12	NEWDOMINION BANK	$382,780	0.24%
13	FARMERS&MERCHANTS BANK	$375,816	0.23%
14	PARK STERLING BANK	$362,684	0.22%
15	COMMUNITYONE BANK NA	$347,312	0.21%
	34 Other Institutions	$3,218,776	1.99%
	Total Deposits	**$162,142,940**	

GA Counties with a CSB Office 2011 Deposit Share

(in thousands)

	Financial Institution	June 30, 2011 Deposits	Market %
1	UNITED COMMUNITY BANK	$1,325,391	58.52%
2	COMMUNITY&SOUTHERN BANK	$387,976	17.13%
3	**CITIZENS SOUTH BANK**	**$286,953**	**12.67%**
4	BRANCH BANKING&TRUST CO	$138,907	6.13%
5	REGIONS BANK	$29,076	1.28%
6	SUNTRUST BANK	$28,843	1.27%
7	STEPHENS FEDERAL BANK	$21,870	0.97%
8	CADENCE BANK N A	$21,530	0.95%
9	PEOPLES BANK OF EAST TN	$13,695	0.60%
10	SCBT NATIONAL ASSN	$10,536	0.47%
	Total Deposits	**$2,264,777**	

Deposit Data Source: FDIC Deposit Market Share Report of 06/30/2011.

Bank of Hiawassee Acquisition

CITIZENS SOUTH BANKING CORPORATION

- Acquisition date: March 19, 2010
- Over 100 years old
- $286 million in assets:
  - Approximately $230 million in loans
  - Approximately $291 million in deposits
- Loss sharing agreement with FDIC covers all acquired loans, and reimburses 80% of future losses
- Located in Northeast Georgia
- Four full-service locations

New Horizons Bank Acquisition

CITIZENS SOUTH
BANKING CORPORATION

- Acquisition Date: April 15, 2011
- $94 million in assets:
    - Approximately $71 million in loans
    - Approximately $96 million in deposits
- Loss sharing agreement with FDIC covers substantially all acquired loans and other real estate owned, and reimburses 80% of future losses
- Located in Northeast Georgia
- One full-service location

2011-2012 Outlook

Long-Term Objectives

CITIZENS SOUTH
BANKING CORPORATION

- Broaden Geographic Footprint (Western NC and Upstate SC)
- Additional FDIC-assisted Transactions
- Traditional Acquisitions
- More Disciplined Operating Model
  - Relationships vs. Transactions
- Improved Pricing (Loans and Deposits)
- Management Team – Depth & Breadth

Future Opportunities

CITIZENS SOUTH
BANKING CORPORATION

- Consolidating Industry
- Challenges Present Opportunities
- Regulatory Reform
- SBLF Repayment
- Capital
- Charter Choice

Contact Information

CITIZENS SOUTH
BANKING CORPORATION

Citizens South Banking Corporation
Nasdaq: CSBC
519 South New Hope Road
Gastonia, NC 28054

For More Information Contact
Kim S. Price
President and Chief Executive Officer
Citizens South Banking Corporation
(704) 884-2260